Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The accompanying unaudited pro forma condensed combined financial statements present the pro forma combined financial position and results of operations of the combined businesses of Novatel Wireless, Inc. (the “Company”), R.E.R. Enterprises, Inc. (“RER”), which was acquired by the Company on March 27, 2015 (see Note 2, RER Acquisition), and DigiCore Holdings Limited (“DigiCore”), which the Company acquired on October 5, 2015 (the “Closing Date”). These unaudited pro forma condensed combined financial statements are based on the historical financial statements of the Company, RER and DigiCore, after giving effect to the acquisitions of both RER and DigiCore and adjustments described in the following footnotes, and are intended to reflect the impact of the DigiCore acquisition on the Company.

The Company completed its acquisition of DigiCore on October 5, 2015. The total preliminary purchase price was approximately $80.0 million and included (1) a cash payment for all of the outstanding ordinary shares of DigiCore and the purchase of in-the-money vested stock options held by DigiCore employees on the Closing Date and (2) the portion of the fair value of replacement equity awards issued to DigiCore employees that related to services performed prior to the Closing Date. There is no contingent consideration provided for in the purchase agreement.

The pro forma adjustments are preliminary and are based upon available information and certain assumptions, described in the accompanying notes to the unaudited pro forma condensed combined financial information, that management believes are reasonable under the circumstances. Actual results may differ materially from the assumptions within the accompanying unaudited pro forma condensed combined financial information. The unaudited pro forma condensed combined financial information has been prepared by management in accordance with the regulations of the Securities and Exchange Commission (the “SEC”) and is not necessarily indicative of the condensed combined financial position or results of operations that would have been realized had the acquisition occurred as of the dates indicated, nor is it meant to be indicative of any anticipated condensed combined financial position or future results of operations that the combined business will experience after the acquisition. In addition, the accompanying unaudited pro forma condensed combined statement of operations does not include any expected cost savings or restructuring actions which may be undertaken or achievable subsequent to the acquisition or the impact of any non-recurring activity and one-time transaction related costs.

The fair value of DigiCore’s identifiable tangible and intangible assets acquired and liabilities assumed are based on a preliminary estimate of their fair value as of September 30, 2015. Any excess of the purchase price over the fair value of identified assets acquired and liabilities assumed will be recognized as goodwill. The establishment of the fair value of consideration for acquisitions requires the extensive use of significant estimates and management’s judgment. Significant judgment is required in determining the estimated fair values of in-process research and development, identifiable intangible assets, certain tangible assets and certain liabilities assumed. Such a valuation requires estimates and assumptions including, but not limited to, determining the timing and estimated costs to complete each in-process project, estimating future cash flows and direct costs, and developing the appropriate discount rates and current market profit margins. Management believes the fair values recognized for the assets to be acquired and liabilities to be assumed are based on reasonable estimates and assumptions based on information currently available. Preliminary fair value estimates may change as additional information becomes available and such changes could be material.

Certain financial information of DigiCore as presented in its combined financial information has been adjusted to reflect certain reclassifications of DigiCore’s combined financial information prepared in accordance with International Financial Reporting Standards (“IFRS”) to be consistent with the Company's consolidated financial information prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) for purposes of preparing the unaudited pro forma condensed combined financial information. This unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes and assumptions as well as the following information, including the applicable underlying financial information of the Company and RER or DigiCore:

•	Current Reports on Form 8-K (including 8-K/As) filed by the Company with the SEC on April 1, 2015, June 3, 2015, June 10, 2015, June 24, 2015, September 3, 2015 and October 5, 2015;

•
Unaudited Consolidated Financial Statements of the Company, and notes thereto, as of and for the three and nine months ended September 30, 2015, included in the Company's Quarterly Report on Form 10-Q filed with the SEC on November 6, 2015;

•
Audited Consolidated Financial Statements of the Company, and notes thereto, as of and for the year ended December 31, 2014, included in the Company's Annual Report on Form 10-K filed with the SEC on March 9, 2015;

•
Unaudited interim financial statements of DigiCore, and notes thereto, as of and for the six months ended December 31, 2014 and 2013, prepared in accordance with IFRS included as Annex B to the Company’s Schedule 14A filed with the SEC on July 30, 2015;

•
Audited financial statements of DigiCore, and notes thereto, as of June 30, 2014 and 2013 and for the years ended June 30, 2014, 2013 and 2012, prepared in accordance with IFRS included as Annex C to the Company’s Schedule 14A filed with the SEC on July 30, 2015; and

•
Audited financial statements of DigiCore, and notes thereto, as of June 30, 2015 and 2014 and for the years ended June 30, 2015, 2014 and 2013, prepared in accordance with IFRS and filed by the Company with the SEC concurrently with these unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined balance sheet reflects the acquisition as if it had been consummated on September 30, 2015. The Company has utilized DigiCore’s condensed combined balance sheet as of June 30, 2015 as an estimate of DigiCore’s balance sheet as of September 30, 2015. The balance sheet has been converted from South African Rand (“Rand”) to U.S. Dollars (“USD”) at the September 30, 2015 spot exchange rate of 14.0449 Rand per USD.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014 combines each of the Company’s and RER’s historical results for the fiscal year ended December 31, 2014 with DigiCore’s historical results for the year ended December 31, 2014 as if the transactions had been consummated on January 1, 2014. DigiCore’s fiscal year-end is June 30, so the DigiCore historical statement of operations for the year ended December 31, 2014 is derived from its June 30, 2014 audited financial statements and its unaudited interim financial statements for the six months ended December 31, 2013 and 2014. The DigiCore condensed consolidated statement of operations has been converted from Rand to USD at the average daily exchange rate for the year ended December 31, 2014 of 10.8427 Rand per USD.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2015 combines the Company’s and RER’s historical results for the nine months ended September 30, 2015 with DigiCore’s estimated historical results for the nine months ended September 30, 2015 as if the acquisitions of RER and DigiCore had been consummated on January 1, 2015. DigiCore’s operating results for the nine months ended September 30, 2015 have been derived from its June 30, 2015 audited financial statements and its unaudited interim financial statements for the six months ended December 31, 2014. The DigiCore condensed consolidated statement of operations has been converted from Rand to USD using the average daily exchange rate for the nine months ended September 30, 2015 of 12.2492 Rand per USD.

NOVATEL WIRELESS, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
SEPTEMBER 30, 2015
(In thousands)

	Historical Novatel	Historical DigiCore (June 30, 2015) (Note 3)	Pro Forma Adjustments (Note 5)		Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$10,219	$5,430	$(1,408)	(a)	$14,241
Accounts receivable, net	34,145	11,832	—		45,977
Inventories	40,197	4,092	4,915	(c)	49,204
Prepaid expenses and other	9,297	—	—		9,297
Total current assets	93,858	21,354	3,507		118,719
Property and equipment, net	3,869	11,525	—		15,394
Intangible assets, net	18,945	7,824	21,786	(a)(e)	48,555
Acquisition-related escrow	77,957	—	(77,957)	(a)	—
Goodwill	3,194	12,511	7,779	(a)	23,484
Deferred taxes	—	3,225	—		3,225
Other assets	201	1,425	—		1,626
Total assets	$198,024	$57,864	$(44,885)		$211,003
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Revolving credit facility, current portion	$—	$4,614	$—		$4,614
Accounts payable	28,057	4,040	—		32,097
Accrued expenses and other liabilities	24,483	2,249	666	(b)(j)	27,398
Taxes payable	—	164	—		164
Total current liabilities	52,540	11,067	666		64,273
Convertible notes	80,350	—	—		80,350
Deferred tax	—	84	—		84
Other long-term liabilities	15,851	1,206	—		17,057
Total liabilities	148,741	12,357	666		161,764
Non-controlling interest	—	(93)	230	(a)	137
Total stockholders’ equity	49,283	45,600	(45,781)	(a)(b)(c)(e)(j)	49,102
Total liabilities and stockholders’ equity	$198,024	$57,864	$(44,885)		$211,003

See accompanying notes to unaudited pro forma condensed combined financial statements.

NOVATEL WIRELESS, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014
(In thousands, except per share data)

	Pro Forma Novatel and RER (Note 2)	Historical DigiCore (Note 3)	Pro Forma Adjustments (Note 5)		Pro Forma Combined
Net revenues	$206,998	$84,342	$(93)	(d)	$291,247
Cost of net revenues	162,313	35,479	1,735	(d)(e)(g)	199,527
Gross profit	44,685	48,863	(1,828)		91,720
Operating costs and expenses:
Research and development	35,846	5,175	368	(g)(i)	41,389
Sales and marketing	17,254	26,423	501	(g)(i)	44,178
General and administrative	18,827	15,944	1,108	(g)(i)	35,879
Amortization of purchased intangible assets	1,882	1,269	1,054	(e)	4,205
Shareholder litigation loss	790	—	—		790
Restructuring charges	7,760	—	—		7,760
Total operating costs and expenses	82,359	48,811	3,031		134,201
Operating income (loss)	(37,674)	52	(4,859)		(42,481)
Other income (expense):
Change in fair value of warrant liability	(3,280)	—	—		(3,280)
Interest income (expense), net	(92)	(896)	(15,046)	(f)	(16,034)
Other income (expense), net	(138)	2,443	—		2,305
Income (loss) before income taxes	(41,184)	1,599	(19,905)		(59,490)
Income tax provision	124	313	—		437
Net income (loss)	(41,308)	1,286	(19,905)		(59,927)
Recognition of beneficial conversion feature	(445)	—	—		(445)
Net income (loss)	(41,753)	1,286	(19,905)		(60,372)
Non-controlling interest	—	101	—		101
Net income (loss) attributable to common shareholders	$(41,753)	$1,387	$(19,905)		$(60,271)
Per share data:
Net income (loss) per share attributable to common shareholders:
Basic and diluted	$(0.93)				$(1.34)
Weighted-average shares used in computation of basic and diluted net income (loss) per share attributable to common shareholders:
Basic and diluted	45,010				45,010

See accompanying notes to unaudited pro forma condensed combined financial statements.

NOVATEL WIRELESS, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2015
(In thousands, except per share data)

	Pro Forma Novatel and RER (Note 2)	Historical DigiCore (Note 3)	Pro Forma Adjustments (Note 5)		Pro Forma Combined
Net revenues	$167,957	$49,936	$(798)	(d)	$217,095
Cost of net revenues	123,489	13,736	566	(d)(e)(g)	137,791
Gross profit	44,468	36,200	(1,364)		79,304
Operating costs and expenses:
Research and development	28,655	3,340	222	(g)(i)	32,217
Sales and marketing	13,144	18,228	311	(g)(i)	31,683
General and administrative	23,580	13,214	(1,185)	(a)(g)(i)	35,609
Amortization of purchased intangible assets	1,407	673	1,069	(e)	3,149
Restructuring charges	789	—	—		789
Total operating costs and expenses	67,575	35,455	417		103,447
Operating income (loss)	(23,107)	745	(1,781)		(24,143)
Other income (expense):
Non-cash change in acquisition-related escrow	(10,317)	—	10,317	(h)	—
Interest expense, net	(3,342)	(671)	(11,285)	(f)	(15,298)
Other income (expense), net	(655)	6,922	—		6,267
Income (loss) before income taxes	(37,421)	6,996	(2,749)		(33,174)
Income tax provision	139	(586)	—		(447)
Net income (loss)	(37,560)	7,582	(2,749)		(32,727)
Non-controlling interest	—	(77)	—		(77)
Net income (loss) attributable to common shareholders	$(37,560)	$7,505	$(2,749)		$(32,804)
Per share data:
Net income (loss) per share attributable to common shareholders:
Basic and diluted	$(0.70)				$(0.61)
Weighted-average shares used in computation of basic and diluted net income (loss) per share attributable to common shareholders:
Basic and diluted	53,843				53,843

See accompanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
1.    DigiCore Acquisition
On October 5, 2015, the Company acquired all of the outstanding ordinary shares of DigiCore. The total preliminary purchase price was $80.0 million and included (1) cash consideration of $79.4 million for all of the outstanding ordinary shares of DigiCore at 4.40 Rand per share and the purchase of in-the-money vested stock options held by DigiCore employees as of the Closing Date and (2) $0.6 million for the portion of the fair value of replacement equity awards issued to DigiCore employees that related to services performed prior to the Closing Date.

These unaudited pro forma condensed combined financial statements are intended to reflect the impact of the DigiCore acquisition on the Company, including the convertible note offering completed on June 10, 2015 (the “Notes”), a significant amount of the proceeds of which were used to fund the acquisition.

2.    RER Acquisition
On March 27, 2015, the Company acquired all of the outstanding stock of RER. The total purchase consideration related to the acquisition was $24.7 million. The Company’s results of operations for the year ended December 31, 2014 and for the nine months ended September 30, 2015 included in the accompanying unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014 and for the nine months ended September 30, 2015 assume the RER acquisition was completed as of January 1, 2014 and are on the following pages.

NOVATEL WIRELESS, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS - NOVATEL AND RER
YEAR ENDED DECEMBER 31, 2014
(In thousands, except per share data)

	Historical Novatel	Historical RER	Pro Forma Adjustments		Pro Forma Combined
Net revenues	$185,245	$21,753	$—		$206,998
Cost of net revenues	148,198	13,495	620	(1)(2)	162,313
Gross profit	37,047	8,258	(620)		44,685
Operating costs and expenses:
Research and development	34,314	1,467	65	(2)	35,846
Sales and marketing	13,792	3,420	42	(2)	17,254
General and administrative	15,402	3,350	75	(2)	18,827
Amortization of purchased intangible assets	562	—	1,320	(1)	1,882
Shareholder litigation loss	790	—	—		790
Restructuring charges	7,760	—	—		7,760
Total operating costs and expenses	72,620	8,237	1,502		82,359
Operating income (loss)	(35,573)	21	(2,122)		(37,674)
Other income (expense):
Change in fair value of warrant liability	(3,280)	—	—		(3,280)
Interest income (expense), net	(85)	(17)	10	(3)(4)	(92)
Other income (expense), net	(167)	29	—		(138)
Income (loss) before income taxes	(39,105)	33	(2,112)		(41,184)
Income tax provision	124	—	—		124
Net income (loss)	(39,229)	33	(2,112)		(41,308)
Recognition of beneficial conversion feature	(445)	—	—		(445)
Net income (loss) attributable to common shareholders	$(39,674)	$33	$(2,112)		$(41,753)
Per share data:
Net income (loss) per share attributable to common shareholders:
Basic and diluted	$(1.05)				$(0.93)
Weighted-average shares used in computation of basic and diluted net income (loss) per share attributable to common shareholders:
Basic and diluted	37,959		7,051	(5)(6)	45,010

Pro forma adjustments for the year ended December 31, 2014:

(1)	To record estimated amortization of definite-lived intangible assets acquired for the year ended December 31, 2014 as follows (USD in thousands):

	Estimated Useful Life (Years)	Preliminary Fair Value	Total Amortization Expense	Amortization Expense Allocation
				Cost of Net Revenues	Operating Costs and Expenses
Indefinite-lived intangible assets:
In-process research and development		$2,020	$—	$—	$—
Definite-lived intangible assets:
Developed technologies	6.0	3,660	610	610	—
Customer relationships	10.0	8,500	850	—	850
Trademarks	10.0	4,700	470	—	470
Total intangible assets acquired		18,880	$1,930	$610	$1,320
Less: RER book value of intangible assets		(87)
Pro forma adjustment to intangible assets		$18,793

(2)	To record annualized share-based compensation expense for RER employees granted Company stock options at the RER closing date.

(3)	To eliminate the interest expense related to debt and certain capital leases of RER paid off at the RER closing date.

(4)
To reduce interest income due to the assumed net decrease in the Company’s cash balance of $2.0 million ($10.6 million payment related to the RER acquisition, less $8.6 million in proceeds from the exercise of warrants).

(5)
To reflect the obligation to issue approximately 3.2 million shares in March 2016 to former RER shareholders which are assumed to be outstanding for the entire year for the purpose of calculating earnings per share for the year ended December 31, 2014.

(6)
To reflect approximately 3.8 million shares issued in connection with the exercise of warrants by a Company shareholder in March 2015 to partially fund the RER acquisition, which are assumed to be outstanding for the entire year for the purpose of calculating earnings per share for the year ended December 31, 2014. Since the original warrants were issued in September 2014 in connection with a transaction unrelated to the RER acquisition, no pro forma adjustments have been made in the unaudited pro forma condensed combined statement of operations for either the Company’s historic “change in fair value of warrant liability” expense or its “recognition of beneficial conversion feature” expense.

NOVATEL WIRELESS, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS - NOVATEL AND RER
NINE MONTHS ENDED SEPTEMBER 30, 2015
(In thousands, except per share data)

	Historical Novatel	Historical RER (1/1-3/27/15)	Pro Forma Adjustments		Pro Forma Combined
Net revenues	$162,886	$5,071	$—		$167,957
Cost of net revenues	120,461	2,881	147	(1)(2)	123,489
Gross profit	42,425	2,190	(147)		44,468
Operating costs and expenses:
Research and development	28,135	505	15	(2)	28,655
Sales and marketing	12,403	731	10	(2)	13,144
General and administrative	23,462	1,529	(1,411)	(2)(3)	23,580
Amortization of purchased intangible assets	1,096	—	311	(1)	1,407
Restructuring charges	789	—	—		789
Total operating costs and expenses	65,885	2,765	(1,075)		67,575
Operating income (loss)	(23,460)	(575)	928		(23,107)
Other income (expense):
Non-cash change in acquisition-related escrow	(10,317)	—	—		(10,317)
Interest income (expense), net	(3,319)	(25)	2	(4)(5)	(3,342)
Other income (expense), net	(658)	3	—		(655)
Income (loss) before income taxes	(37,754)	(597)	930		(37,421)
Income tax provision	139	—	—		139
Net income (loss) attributable to common shareholders	$(37,893)	$(597)	$930		$(37,560)
Per share data:
Net income (loss) per share attributable to common shareholders:
Basic and diluted	$(0.73)				$(0.70)
Weighted-average shares used in computation of basic and diluted net income (loss) per share attributable to common shareholders:
Basic and diluted	51,648		2,195	(6)(7)	53,843

Pro forma adjustments for the nine months ended September 30, 2015:

(1)	To record estimated amortization of definite-lived intangible assets acquired for the period January 1, 2015 through March 27, 2015 as follows (USD in thousands):

	Estimated Useful Life (Years)	Preliminary Fair Value	Total Amortization Expense	Amortization Expense Allocation
				Cost of Net Revenues	Operating Costs and Expenses
Indefinite-lived intangible assets:
In-process research and development		$2,020	$—	$—	$—
Definite-lived intangible assets:
Developed technologies	6.0	3,660	144	144	—
Customer relationships	10.0	8,500	200	—	200
Trademarks	10.0	4,700	111	—	111
Total intangible assets acquired		18,880	$455	$144	$311
Less: RER book value of intangible assets		(87)
Pro forma adjustment to intangible assets		$18,793

(2)	To record share-based compensation expense for the period January 1, 2015 through March 27, 2015 for RER employees granted Company stock options on the RER closing date.

(3)
To eliminate bonuses and transaction costs paid by former RER shareholders in connection with the sale of RER to the Company which were recorded as expenses in RER’s historical operating results for the period January 1, 2015 through March 27, 2015 but which were deducted from the purchase consideration the Company paid to the RER shareholders and transaction expenses incurred by the Company.

(4)	To eliminate interest expense related to debt and certain capital leases of RER paid off at the RER closing date.

(5)
To reduce interest income due to the assumed net decrease in the Company’s cash balance of $2.0 million ($10.6 million paid related to the RER acquisition, less $8.6 million proceeds from exercise of warrants).

(6)
To reflect the obligation to issue approximately 3.2 million shares in March 2016 to former RER shareholders which is assumed to be outstanding for the entire year for the purpose of calculating earnings per share for the nine months ended September 30, 2015.

(7)
To reflect approximately 3.8 million shares issued in connection with the exercise of warrants by a Company shareholder in March 2015 to partially fund the RER acquisition, which are assumed to be outstanding for the entire nine month period for the purpose of calculating earnings per share for the nine months ended September 30, 2015. Since the original warrants were issued in September 2014 in connection with a transaction unrelated to the RER acquisition, no pro forma adjustments have been made in the unaudited pro forma condensed combined statement of operations for either the Company’s historic “change in fair value of warrant liability” expense or its “recognition of beneficial conversion feature” expense.

3.	DigiCore Basis of Presentation; Adjustments from IFRS to U.S. GAAP and Foreign Currency Translation

The acquisition of DigiCore has been accounted for as a business combination using the acquisition method of accounting under the provisions of Accounting Standards Codification Topic No. 805, Business Combinations.

In accordance with South African public company reporting requirements, while listed on the Johannesburg Stock Exchange DigiCore would file audited financial statements for its fiscal year, which ended on June 30, and file six month interim unaudited financial statements for the six month periods ended December 31. DigiCore’s most recently published financial statements are as of and for the year ended June 30, 2015. DigiCore’s IFRS statement of operations for the year ended December 31, 2014 has been derived from DigiCore’s IFRS operating results for the six months ended June 30, 2014, which in turn were derived from a combination of DigiCore’s IFRS operating results for the year ended June 30, 2014 and the six months ended December 31, 2013 and 2014. DigiCore’s IFRS statement of operations for the nine months ended September 30, 2015 has been derived from DigiCore’s IFRS operating results for the six months ended June 30, 2015, which in turn were derived from a combination of DigiCore’s IFRS operating results for the year ended June 30, 2015 and the six months ended December 31, 2014. The Company has also used DigiCore’s IFRS balance sheet at June 30, 2015 as an estimate of DigiCore’s IFRS balance sheet as of September 30, 2015. The DigiCore financial information reflected in the pro forma financial information has been adjusted for differences between

IFRS and U.S. GAAP and translated from Rand into USD as noted below. In addition, certain financial statement captions were changed from DigiCore’s IFRS financial statements to conform to the Company’s financial statement captions.
Unaudited DigiCore Balance Sheet Presented in U.S. GAAP as of September 30, 2015

The following table reflects the adjustments made to DigiCore’s September 30, 2015 consolidated balance sheet to convert from IFRS to U.S. GAAP and from Rand to USD using the September 30, 2015 spot exchange rate of 14.0449 Rand per USD. The IFRS to U.S. GAAP adjustment was to eliminate the portion of intangible assets related to hardware development costs that are not allowed to be capitalized under U.S. GAAP.

DIGICORE HOLDINGS LIMITED
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2015
(In thousands)

DigiCore IFRS (Rand)	IFRS to U.S. GAAP Adjustments (Rand)	DigiCore U.S. GAAP (Rand)	DigiCore U.S. GAAP (USD)
ASSETS
Current assets:
Cash and cash equivalents	R	76,259	R	—	R	76,259	$5,430
Accounts receivable, net	166,174	—	166,174	11,832
Inventories	57,473	—	57,473	4,092
Total current assets	299,906	—	299,906	21,354
Property and equipment, net	161,866	—	161,866	11,525
Intangible assets, net	114,207	(4,326)	109,881	7,824
Goodwill	175,720	—	175,720	12,511
Deferred taxes	45,289	—	45,289	3,225
Other assets	20,020	—	20,020	1,425
Total assets	R	817,008	R	(4,326)	R	812,682	$57,864
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Revolving credit facility, current portion	R	64,808	R	—	R	64,808	$4,614
Accounts payable	56,738	—	56,738	4,040
Accrued expenses and other liabilities	31,578	—	31,578	2,249
Taxes payable	2,310	—	2,310	164
Total current liabilities	155,434	—	155,434	11,067
Revolving credit facility	—	—	—	—
Deferred tax	1,177	—	1,177	84
Other long-term liabilities	16,942	—	16,942	1,206
Total liabilities	173,553	—	173,553	12,357
Non-controlling interest	(1,308)	—	(1,308)	(93)
Total stockholders’ equity	644,763	(4,326)	640,437	45,600
Total liabilities and stockholders’ equity	R	817,008	R	(4,326)	R	812,682	$57,864

Unaudited DigiCore Statement of Operations Presented in U.S. GAAP for the Year Ended December 31, 2014

The following table reflects the adjustments made to DigiCore’s unaudited consolidated statement of operations for the year ended December 31, 2014 to convert from IFRS to U.S. GAAP and from Rand to USD using the historical daily average exchange rate for calendar year 2014 of Rand 10.8427 per USD. The IFRS to U.S. GAAP adjustments were (1) to reclassify the amounts shown as “operating expenses” and depreciation and amortization expenses in DigiCore’s IFRS-based statement of operations to costs of net revenues, and research and development, sales and marketing and general and administrative operating expenses and (2) to eliminate the net impact of hardware that is capitalized under IFRS but not allowed to be capitalized under U.S. GAAP. Financial information for DigiCore for the year ended December 31, 2014 has been used in preparing the unaudited pro forma condensed consolidated financial statements.
DIGICORE HOLDINGS LIMITED
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014
(In thousands, except per share data)

	DigiCore IFRS (Rand)		IFRS to U.S. GAAP Adjustments (Rand)			DigiCore U.S. GAAP (Rand)		DigiCore U.S. GAAP (USD)
Net revenues	R	914,497	R	—		R	914,497	$84,342
Cost of net revenues	358,619		26,068		(1)(2)	384,687		35,479
Gross profit	555,878		(26,068)			529,810		48,863
Operating costs and expenses:
Research and development	—		56,109		(1)	56,109		5,175
Sales and marketing	—		286,500		(1)	286,500		26,423
General and administrative	—		172,872		(1)	172,872		15,944
Operating expenses	504,207		(504,207)		(1)	—		—
Depreciation and amortization	75,013		(75,013)		(1)	—		—
Impairment of rental stock	4,054		(4,054)		(1)	—		—
Amortization of purchased intangible assets	—		13,754		(1)	13,754		1,269
Total operating costs and expenses	583,274		(54,039)			529,235		48,811
Operating income (loss)	(27,396)		27,971			575		52
Other income (expense):
Interest expense, net	(9,717)		—			(9,717)		(896)
Other income (expense), net	53,350		(26,858)		(1)	26,492		2,443
Income before income taxes	16,237		1,113			17,350		1,599
Income tax provision	3,395		—			3,395		313
Net income	12,842		1,113			13,955		1,286
Non-controlling interest	1,098		—			1,098		101
Net income attributable to common shareholders	R	13,940	R	1,113		R	15,053	$1,387
Per share data:
Net income per share attributable to common shareholders:
Basic	R	0.058				R	0.063	$0.006
Diluted	R	0.056				R	0.060	$0.006
Weighted-average shares used in computation of basic and diluted net income per share attributable to common shareholders:
Basic	239,607					239,607		239,607
Diluted	250,159					250,159		250,159

Unaudited DigiCore Statement of Operations presented in U.S. GAAP for the Nine Months Ended September 30, 2015

The following table reflects the adjustments made to DigiCore’s unaudited consolidated statement of operations for the nine months ended September 30, 2015 to convert from IFRS to U.S. GAAP and from Rand to USD using the historical daily average exchange rate for the nine month period of 12.2492 Rand per USD. The IFRS to U.S. GAAP adjustment made were (1) to reclassify the amounts shown as “operating expenses” and depreciation and amortization expenses in DigiCore’s IFRS-based statement of operations to costs of net revenues, and research and development, sales and marketing and general and administrative operating expenses and (2) to eliminate the net impact of hardware that is capitalized under IFRS but not allowed to be capitalized under U.S. GAAP. Financial information for DigiCore for the six months ended June 30, 2015 has been used in preparing the unaudited pro forma condensed consolidated financial statements for the nine months ended September 30, 2015.
DIGICORE HOLDINGS LIMITED
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2015
(In thousands, except per share data)

	DigiCore IFRS (Rand)		IFRS to U.S. GAAP Adjustments (Rand)			DigiCore U.S. GAAP (Rand)		DigiCore U.S. GAAP (USD)
Net revenues	R	611,670	R	—		R	611,670	$49,936
Cost of net revenues	169,331		(1,078)		(1)(2)	168,253		13,736
Gross profit	442,339		1,078			443,417		36,200
Operating costs and expenses:
Research and development	—		40,917		(1)	40,917		3,340
Sales and marketing	—		223,275		(1)	223,275		18,228
General and administrative	—		161,863		(1)	161,863		13,214
Operating expenses	394,812		(394,812)		(1)	—		—
Depreciation and amortization	57,305		(57,305)		(1)	—		—
Impairment of rental stock	2,253		(2,253)		(1)	—		—
Amortization of purchased intangible assets	—		8,243		(1)	8,243		673
Total operating costs and expenses	454,370		(20,072)			434,298		35,455
Operating income (loss)	(12,031)		21,150			9,119		745
Other income (expense):
Interest expense, net	(8,220)		—			(8,220)		(671)
Other income (expense), net	105,746		(20,953)		(1)	84,793		6,922
Income before income taxes	85,495		197			85,692		6,996
Income tax provision	(7,184)		—			(7,184)		(586)
Net income	92,679		197			92,876		7,582
Non-controlling interest	(941)		—			(941)		(77)
Net income attributable to common shareholders	R	91,738	R	197		R	91,935	$7,505
Per share data:
Net income (loss) per share attributable to common shareholders:
Basic	R	0.382				R	0.383	$0.031
Diluted	R	0.357				R	0.358	$0.029
Weighted-average shares used in computation of basic and diluted net income (loss) per share attributable to common shareholders:
Basic	239,869					239,869		239,869
Diluted	256,753					256,753		256,753

4.	Preliminary Purchase Price Allocation

The total preliminary purchase price was approximately $80.0 million and included (1) cash consideration of $79.4 million for all of the outstanding ordinary shares of DigiCore at 4.40 Rand per share and the purchase of in-the-money vested stock options held by DigiCore employees as of the Closing Date and (2) $0.6 million for the portion of the fair value of replacement equity awards issued to DigiCore employees that related to services performed prior to the Closing Date. Under the acquisition method of accounting, the total purchase price is allocated to the tangible and identifiable intangible assets acquired and liabilities assumed based on their estimated fair values. The purchase price was allocated using the information currently available.

The purchase price in excess of fair value of the tangible and identifiable intangible assets acquired less liabilities assumed is recognized as goodwill. The preliminary allocation of the purchase price estimated at September 30, 2015 is as follows (USD in thousands):

Estimated fair value of net tangible assets acquired and liabilities assumed:
Cash	$5,430
Accounts receivable	11,832
Inventory	9,145
Property and equipment	11,525
Other assets	4,650
Revolving credit facility	(4,614)
Accounts payable	(4,040)
Accrued and other current liabilities	(2,413)
Other long-term liabilities	(1,290)
Non-controlling interests	(137)	$30,088

Estimated fair value of identifiable intangible assets acquired:
Developed technologies	10,640
Customer relationships	4,260
Trade name	14,710	29,610

Total purchase price, excluding goodwill		59,698
Goodwill		20,290
Total purchase price		$79,988

The above preliminary purchase price allocation is based on the estimated fair value of identifiable tangible and intangible net assets as of September 30, 2015 and uses assumptions which the Company believes are reasonable based on currently available information. The Company will update these estimates and assumptions which could change significantly during the purchase price measurement period as it finalizes the valuations of the tangible and intangible assets.

5.    Assumptions for Pro Forma Adjustments
The accompanying unaudited pro forma combined condensed financial statements have been prepared as if the acquisition was completed on September 30, 2015 for balance sheet purposes and on January 1, 2014 for statement of operations purposes. The fair value allocation amounts in the unaudited pro forma condensed combined financial statements have been modified as necessary to reflect differences in fair values during the respective pro forma period and at September 30, 2015. The estimated adjustments to reflect the pro forma values are as follows:

(a)
To reflect the acquisition of DigiCore for consideration of approximately $80.0 million and the elimination of nonrecurring transaction costs incurred by the Company through September 30, 2015 of approximately $1.8 million that are directly related to the acquisition of DigiCore.

(b)
To reflect nonrecurring transaction costs of approximately $0.1 million and $0.4 million incurred by the Company and DigiCore, respectively, subsequent to September 30, 2015 that are directly related to the acquisition of DigiCore.

(c)
To record the estimated fair value adjustment of approximately $5.1 million to DigiCore’s inventory as of September 30, 2015. The statement of operations effect of the fair value step-up to increase the book value of DigiCore’s inventory is not reflected as such adjustment is non-recurring in nature. Also includes a reduction in DigiCore’s ending inventory at September 30, 2015 to eliminate the Company's gross margin on products sold to DigiCore that were still in DigiCore’s inventory at that date.

(d)
To eliminate from the Company’s revenues and DigiCore’s cost of revenues product sales transactions between the Company, as supplier, and DigiCore, as customer, of approximately $0.1 million for the year ended December 31, 2014 and approximately $0.8 million for the nine months ended September 30, 2015.

(e)
To record the estimated fair value of the DigiCore intangible assets acquired, as well as estimated amortization of definite-lived intangible assets acquired for the year ended December 31, 2014 and the nine months ended September 30, 2015 as follows (USD in thousands):

Year Ended December 31, 2014

	Estimated Useful Life (Years)	Preliminary Fair Value	Total Amortization Expense	Amortization Expense Allocation
				Cost of Net Revenues	Operating Costs and Expenses
Definite-lived intangible assets:
Developed technologies	6.0	$10,640	$1,773	$1,773	$—
Customer relationships	5.0	4,260	852	—	852
Trade name	10.0	14,710	1,471	—	1,471
Total intangible assets acquired		29,610	$4,096	$1,773	2,323
Less: DigiCore book value of intangible assets and historical amortization expense, respectively		(7,824)			(1,269)
Pro forma adjustment		$21,786			$1,054

Nine Months Ended September 30, 2015

	Estimated Useful Life (Years)	Preliminary Fair Value	Total Amortization Expense	Amortization Expense Allocation
				Cost of Net Revenues	Operating Costs and Expenses
Definite-lived intangible assets:
Developed technologies	6.0	$10,640	$1,330	$1,330	$—
Customer relationships	5.0	4,260	639	—	639
Trade name	10.0	14,710	1,103	—	1,103
Total intangible assets acquired		29,610	$3,072	$1,330	1,742
Less: DigiCore book value of intangible assets and historical amortization expense, respectively		(7,824)			(673)
Pro forma adjustment		$21,786			$1,069

(f)
To reflect the interest expense, including amortization of debt issuance costs and amortization of debt discount, on the Notes for the year ended December 31, 2014 and the nine months ended September 30, 2015 as follows (USD in thousands):

	Year Ended December 31, 2014	Nine Months Ended September 30, 2015
Interest at 5.50%	$6,600	$4,950
Amortization of debt issuance costs	526	395
Amortization of debt discount	7,920	5,940
Total interest expense	$15,046	$11,285

(g)
To record additional share-based compensation expense of approximately $1.0 million for the year ended December 31, 2014 and approximately $0.7 million for the nine months ended September 30, 2015 for DigiCore employees granted Company stock options on the Closing Date.

(h)	To eliminate nonrecurring foreign exchange losses related to the acquisition-related escrow account incurred through September 30, 2015 that are directly related to the acquisition of DigiCore.

(i)
To reflect the compensation expense of cash bonuses to be paid to certain DigiCore executives in consideration of their terminating their prior employment agreements and entering into new employment agreements on the Closing Date. The bonuses are to be paid in eight equal quarterly installments with the first installment due upon the closing of the acquisition.

(j)	To reflect the accrued liability of the first installment of the executive bonuses due upon the closing of the acquisition.